                                                                   Exhibit 10.64

                                                                Loan No. 3212525
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                         ASSIGNMENT OF LEASES AND RENTS


                          BIRCH POND REALTY CORPORATION
                                   (Assignor)


                                       TO


                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                                   (Assignee)



                          Dated: As of March 1, 1999


                              LOCATION OF PROPERTY:

                              100 Birch Pond Drive
                      Tilton, Belknap County, New Hampshire






                              RECORD AND RETURN TO:

                                  Hebb & Gitlin
                           A Professional Corporation
                                One State Street
                               Hartford, CT 06103
                       Attention: John B. D'Agostino, Esq.


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


                                                                Loan No. 3212525

         THIS ASSIGNMENT OF LEASES AND RENTS (this "ASSIGNMENT") made as of March 1, 1999, by BIRCH POND REALTY CORPORATION, a Delaware corporation (doing business in the State of New Hampshire as BPRC), having its principal place of business at 100 Birch Pond Drive, Tilton, New Hampshire 03289 ("ASSIGNOR") to JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation, having its principal place of business at John Hancock Place, T-53, 200 Clarendon Street, Boston, Massachusetts 02116 ("ASSIGNEE").

                              W I T N E S S E T H:

         THAT Assignor for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfers and absolutely and unconditionally assigns to Assignee the entire lessor's interest in and to all current and future leases and other agreements affecting the use, enjoyment or occupancy of all or any part of that certain lot or piece of land, more particularly described in EXHIBIT A hereto, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the "MORTGAGED PROPERTY") (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the "BANKRUPTCY CODE") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Mortgaged Property), together with any extension or renewal of the same;

         The leases and other agreements described above together with all other present and future leases and present and future agreements and any extension or renewal of the same are hereinafter collectively referred to as the "LEASES";

         TOGETHER WITH all income, rents, issues, revenues and profits arising from the Leases and renewals thereof and together with all income, rents, issues and profits, revenues and proceeds (including, but not limited to, all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Mortgaged Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of the Mortgaged Property and all claims as a creditor in connection with any of the foregoing) (hereinafter collectively referred to as the "RENTS") and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Loan (as hereinafter defined).

         THIS ASSIGNMENT is made in consideration of that certain loan (the "LOAN") made by Assignee to Assignor evidenced by that certain mortgage note made by Assignor to Assignee, dated the date hereof, in the principal sum of $12,000,000.00 (the "NOTE") and secured by that certain mortgage, assignment of leases and rents and security agreement given by Assignor to Assignee, dated the date hereof, in the principal sum of $12,000,000.00, covering the Mortgaged Property (the "MORTGAGE").

         This Assignment, the Note, the Mortgage and other documents now or hereafter executed by Assignor and/or others and by or in favor of Assignee which evidence, secure, guarantee or are executed in connection with the Loan shall be hereinafter referred to as the "LOAN DOCUMENTS".

                                                                Loan No. 3212525

         ASSIGNOR WARRANTS that (i) Assignor is the sole owner of the entire lessor's interest in the Leases; (ii) that the rent roll or occupancy schedule attached as an exhibit to the application, in connection with the Loan, given by Assignor to Assignee (the "RENT ROLL") is a true, accurate and complete list of all Leases or options to lease now in effect at the Mortgaged Property; (iii) the Leases are valid and enforceable and have not been altered, modified or amended in any manner whatsoever except as herein set forth; (iv) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (v) none of the Rents have been collected for more than one (1) month in advance; (vi) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Mortgaged Property; (vii) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (viii) there exist no offsets or defenses to the payment of any portion of the Rents.

         ASSIGNOR COVENANTS with Assignee that Assignor shall not, without the prior written consent of Assignee, (a) lease all or any part of the Mortgaged Property, (b) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (c) consent to any assignment of or subletting under any Lease not in accordance with its terms,
(d) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (e) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance or (f) further assign the whole or any part of the Leases or the Rents.

         ASSIGNOR FURTHER COVENANTS with Assignee that, with respect to each Lease, Assignor shall (a) observe and perform each and every provision thereof on the lessor's part to be fulfilled or performed under each Lease and not do or permit to be done anything to impair the value of the Lease as security for the Loan, (b) promptly send to Assignee copies of all notices of default which Assignor shall send or receive thereunder, (c) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee's part to be performed, short of termination thereof, (d) execute and deliver, at the request of Assignee, all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Assignee shall, from time to time, require and (e) upon request, furnish Assignee with executed copies of all Leases.

         THIS ASSIGNMENT is made on the following terms, covenants and conditions:

         1. PRESENT ASSIGNMENT. Assignor does hereby absolutely and unconditionally assign to Assignee Assignor's right, title and interest in all current and future Leases and Rents, it being intended by Assignor that this assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Assignee. Assignor agrees to execute and deliver to Assignee such additional instruments, in form and substance reasonably satisfactory to Assignee, as may hereinafter be requested by Assignee to further evidence and confirm said assignment. Nevertheless, subject to the terms of this PARAGRAPH 1, Assignee grants to Assignor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Assignor shall hold the Rents or a portion thereof sufficient

                                                                Loan No. 3212525

to discharge all current sums due on the Loan for use in the payment of such sums. Upon an Event of Default (as defined in the Mortgage), the license granted to Assignor herein shall be automatically revoked by Assignee and Assignee shall immediately be entitled to receive and apply all Rents, whether or not Assignee enters upon and takes control of the Mortgaged Property. Assignee is hereby granted and assigned by Assignor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Loan in such priority and proportion as Assignee, in its discretion, shall deem proper. Notwithstanding the license granted to Assignor in this Paragraph 1, if any Lease is terminated (including without limitation a voluntary termination of the Lease approved by Assignee and a termination or rejection of a Lease in a bankruptcy or other similar proceeding) and in connection with such termination or rejection there is the payment of (i) a lump sum settlement, (ii) a termination fee, premium or penalty, or (iii) any other amount or amounts paid in conjunction with such termination (collectively and singly, the "TERMINATION AMOUNT") then in such event, whether or not Assignor is in default under the Note, the Mortgage, any other Loan Document or any Lease, the Termination Amount shall be payable directly to Assignee and, at Assignee's option, may be (x) applied to outstanding amounts due under the Loan, without premium, or (y) held by Assignee as additional collateral securing the Note until a new Lease or other collateral acceptable to Assignee in its reasonable discretion is substituted for the terminated Lease. Nothing herein shall be deemed approval by Assignee of the termination of any Lease or the payment of any Termination Amount.

         2. REMEDIES OF ASSIGNEE. Upon or at any time after an Event of Default, Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Loan, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, enforce its interest in the Leases and Rents and take possession of the Mortgaged Property and have, hold, manage, lease and operate the Mortgaged Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Mortgaged Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and may apply the Rents to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all reasonable expenses of managing and securing the Mortgaged Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem necessary or desirable and all reasonable expenses of operating and maintaining the Mortgaged Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the reasonable cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Loan, together with all costs and attorneys' fees. In addition to the rights which Assignee may have herein, upon the occurrence of an Event of Default, Assignee, at its option, may either require Assignor to pay monthly in advance to Assignee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Assignor or may require Assignor to vacate and surrender possession of the Mortgaged Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise. For purposes of Paragraphs 1 and 2,

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                                                                Loan No. 3212525

Assignor grants to Assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Mortgaged Property. The exercise by Assignee of the option granted it in this Paragraph 2 and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Note, the Mortgage, the Leases, this Assignment or the Loan Documents.

         3. NO LIABILITY OF ASSIGNEE. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Mortgaged Property after an Event of Default or from any other act or omission of Assignee in managing the Mortgaged Property after default unless such loss is caused by the willful misconduct and bad faith of Assignee. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and Assignor shall, and hereby agrees to, indemnify Assignee for and hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and by the Mortgage and the Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do Assignee may, at its option, declare all sums secured hereby, the Note, and the Mortgage and the Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Mortgaged Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Mortgaged Property by the tenants or any other parties, or for any dangerous or defective condition of the Mortgaged Property, including, without limitation, the presence of any Hazardous Materials (as defined in the Mortgage), or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

         4. NOTICE TO LESSEES. Assignor hereby authorizes and directs the lessees named in the Leases or any other or future lessees or occupants of the Mortgaged Property upon receipt from Assignee of written notice to the effect that Assignee is then the holder of the Mortgage and that a default exists thereunder or under this Assignment, the Note or the other Loan Documents to pay over to Assignee all Rents and to continue so to do until otherwise notified by Assignee.

         5. OTHER SECURITY. Assignee may take or release other security for the payment of the Loan, release any party primarily or secondarily liable therefor and apply any other security held by it to the reduction or satisfaction of the Loan without prejudice to any of its rights under this Assignment.

         6. OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Note, the Mortgage or the Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by

                                                                Loan No. 3212525

Assignee under the terms thereof. The right of Assignee to collect the Loan and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

         7. NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Mortgaged Property by Assignee. In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

         8. CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail.

         9. NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         10. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word "ASSIGNOR" shall mean "each Assignor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "ASSIGNEE" shall mean "Assignee and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by the Mortgage," the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property and any interest therein, and the word "LOAN" shall mean the principal balance of the Note with interest thereon as provided in the Note and the Mortgage and all other sums due pursuant to the Note, the Mortgage, this Assignment and the other Loan Documents; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         11. NON-WAIVER. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Mortgage, the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or (iii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Mortgage or the Other Security Documents. Assignee may resort for the payment of the Loan to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Loan, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the

                                                                Loan No. 3212525


others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         12. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

         13. DUPLICATE ORIGINALS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

         14. GOVERNING LAW. This Assignment shall be governed and construed in accordance with the laws of the State in which the real property encumbered by the Mortgage is located.

         15. TERMINATION OF ASSIGNMENT. Upon payment in full of the Loan and the delivery and recording of a satisfaction or discharge of Mortgage duly executed by Assignee, this Assignment shall become and be void and of no effect.

         16. LIMITATION ON LIABILITY. The provisions of Paragraph 46 of the Mortgage are incorporated herein by this reference to the fullest extent as if the text of such paragraph were set forth in its entirety herein.

         THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Assignee and any subsequent holder of the Mortgage and shall be binding upon Assignor, his heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged Property.



    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE(S) FOLLOW(S)]

         IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.

                                  ASSIGNOR:

                                  BIRCH POND REALTY CORPORATION
Witnessed By:                     (doing business in the State of New Hampshire
                                  as BPRC)





                                  By:        /s/ Olga L. Conley
                                       -----------------------------------
                                  Name:Olga L. Conley
                                  Its: Treasurer

Name:   /s/ Deborah B. Breznay
     --------------------------

Name:   /s/ Deborah B. Breznay
     --------------------------


COMMONWEALTH OF MASSACHUSETTS)

                             )

COUNTY OF SUFFOLK            )

         The foregoing instrument was acknowledged before me this 1st day of March, 1999 by Olga L. Conley, Treasurer, of Birch Pond Realty Corporation, a Delaware corporation (doing business in the State of New Hampshire as BPRC), on behalf of said corporation.


                                                     /s/ Katherine Culkin
                                                 ------------------------------
                                                 Notary Public: Katherine Culkin
                                                 My Commission Expires: 05/27/05

                                                 [SEAL]

                                    EXHIBIT A


         That certain lot or tract of land, with the buildings and improvements thereon, located in Tilton, Belknap County, New Hampshire, and being bounded and described as follows:

         Beginning at the northeast corner of the described premises at land now or formerly of the State of New Hampshire and at a re-bar on the westerly sideline of Route 132, Sanborn Road:

         1.   S 19(Degree)20'44" E 45.87' by said Route 132 to a point; then

         2. By a curve to the right having a Delta of 17(Degree)00'15", a radius of 930.00 feet, an arc distance of 276.00 feet, and a chord bearing of S 10(Degree) 50' 37" E and a chord distance of 274.99 feet by said Route to a re-bar; then

         3.   S 02(Degree)20'29" E 155.23' by said Route to a re-bar; then

         4.   S 03(Degree)47'32" W 86.83' by said Route to a re-bar; then

         5.   S 03(Degree)05'40" W 523.55' by said Route to a re-bar; then

         6. By a curve to the left having a Delta of 01(Degree)40'53" and a radius of 11,489.16 feet, an arc distance of 337.18 feet, and a chord bearing of S 02(Degree)15' 13" W and a chord distance of 337.17 feet by said Route to a re-bar; then

         7. By a curve to the left having a Delta of 02(Degree)59'59" and a radius of 11, 492.87 feet, an arc distance of 601.71 feet, and a chord bearing of S 01(Degree) 03' 20" W and a chord distance of 601.64 feet, by said Route to a re-bar; then

         8. By a curve to the left having a Delta of 01(Degree)52'45" and a radius of 11,501.15 feet, an arc distance of 377.22 feet, and a chord bearing of S 02(Degree) 31' 31" W and a chord distance of 377.20 feet, by said Route to a re-bar; then

         9. S 03(Degree)27'54" E 248.12' by said Route to a point at now or formerly of Oliver; then

         10. S 89(Degree)39'25" W 287.08' by said land of Oliver to a re-bar, then

         11.  S 08(Degree)48'25" W 225.00' by said land of Oliver to a re-bar;
              then

         12. S 08(Degree)48'25" W, a distance of 20.00' to a point at land now or formerly of the State of New Hampshire; then

         13.  N70(Degree)50'37"W 54.78' by land of the State; then

         14.  N 81(Degree)42'19" W 58.01' by land of the State; then

         15.  S 82(Degree)53'59" W142.27' by land of the State; then

         16.  S76(Degree)57'22"W 157.00' by land of the State; then

         17.  S 89(Degree)46'48"W 67.18' by land of the State; then

         18.  N65(Degree)59'17"W 79.43' by land of the State; then

         19.  N47(Degree)43'27"W 87.84' by land of the State; then

         20.  N27(Degree)29'46"W 83.28' by land of the State; then

         21.  S73(Degree)59'49"W 53.30' by land of the State; then

         22.  N45(Degree)19'18"W 43.24' by land of the State; then

         23.  N26(Degree)13'08" W16.85'by land of the State; then

         24.  S83(Degree)49'28"W 29.65' by land of the State; then

         25.  N60(Degree)40'11"W 56.97' by land of the State; then

         26.  N38(Degree)05'58"W 37.81' by land of the State; then

         27.  N60(Degree)17'32"W 38.15' by land of the State; then

         28.  N31(Degree)50'23"W 27.09' by land of the State; then

         29.  N74(Degree)42'14"W 22.80' by land of the State; then

         30.  S74(Degree)47'09" W 91.21' by land of the State; then

         31.  N87(Degree)39'11"W 149.12' by land of the State; then

         32.  S72(Degree)41'13"W 67.05' by land of the State; then

         33.  N72(Degree)57'33" W 454.56' by land of the State; then

         34.  N29(Degree)36'39"W 498.10' by land of the State; then

         35.  N29(Degree)36'39"W 56.30' by land of the State; then

         36. N16(Degree)46'49"W 348.61' by land of the State to a concrete bound; then

         37. N14(Degree)31'44"E 885.88' by land of the State to a concrete bound; then

         38.  N58(Degree)29'32"E 430.73' by land of the State to a re-bar; then

         39.  N05(Degree)11'37"W 335.93' by land of the State to a re-bar; then

         40. S76(Degree)46'28"W 55.90' by land of the State to a concrete bound; then

         41. N85(Degree)46'21"W 3.96' by land of the State to a point at land now or formerly of DM Management Company ("DM") ; then

         42.  N66(Degree)32'51"E 1044.50 feet by land of said DM, then

         43.  N85(Degree)07'38"E 305.57' by land of said DM to a stone wall;
              then

         44. S25(Degree)23'01"E 51.24' by land now or formerly of Miller and said wall to a re-bar at land of the State; then

         45. S66(Degree)06'34"W 50.17' by land of the State and a stone wall to a drill hole in the wall; then

         46.  S21(Degree)06'31"E 95.43' by land of the State; then

         47.  S18(Degree)16'00"E 175.19' by land of the State to a re-bar; then

         48. N69(Degree)11'55"E 499.88' by land of the State to the point of beginning.

         Meaning and intending to describe and convey the land shown on Plan entitled, "ALTA/ACSM LAND TITLE SURVEY, Plan of Land Prepared for DM Management Company, Route 132 (Sanborn Road), Tilton, NH," dated November 19, 1998, by Yerkes Surveying Consultants and recorded in the Belknap County Registry of Deeds (the "Registry") on February 16, 1999, in Drawer L-31 #'s 61 and 62.